                                                                    Exhibit 10.8


                              THIRD AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------

     This Third Amendment to Credit Agreement (the "Third Amendment"), dated as of February 14, 1997 is entered into by and between DRIL-QUIP (EUROPE) LIMITED, a private limited company formed under the Companies Act of the United Kingdom 1948, as amended ("Borrower"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994 and that certain Second Amendment to Credit Agreement dated December 13, 1995 (collectively, the "Credit Agreement"), Lender agreed to make available to Borrower certain loans upon the terms and conditions and for the purposes therein contained;

     WHEREAS, Borrower has requested that its revolving line of credit be increased up to a maximum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) and extended to June 1, 1999 and Lender has agreed to such increase and extension;

     WHEREAS, Borrower has requested Lender to make certain other changes to the Credit Agreement; and

     WHEREAS, Borrower and Lender desire to amend the Credit Agreement so that the Credit Agreement evidences such increase and extension of the revolving line of credit and effects such other changes;

     NOW THEREFORE, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is modified as follows:

     1.1 Wherever the term "Agreement" is used in the Credit Agreement, such term shall refer to the Credit Agreement as amended by this Third Amendment;

     1.2 Article I - Definitions. The definition of the term "Parent's Revolving Debt Facility" is deleted in its entirety and the following is substituted in place thereof:

                    "Parent's Revolving Debt Facility" means that certain revolving credit loan in the maximum principal amount of $25,000,000.00 made by Lender to Parent and governed by that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994, that certain Second Amendment to Credit Agreement dated December 13, 1995 and that certain Third Amendment to Credit Agreement dated February 14, 1997 between Lender and Parent as such Credit Agreement may be further amended, renewed or extended from time to time.

     1.3  Article I - Definitions.  The definition of the term "Revolving
          Credit Committed Sum" is deleted in its entirety, and the following is substituted in place thereof:

                    "Revolving Credit Committed Sum" means TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), as such amount may be reduced pursuant to Section 2.06.

     1.4 Article I - Definitions. The definition of the term "Revolving Credit Note" is deleted in its entirety, and the following is substituted in place thereof:

                    "Revolving Credit Note" means the promissory note in favor of Lender in substantially the form of Exhibit I hereto, and all extensions, renewals and modifications thereof.

     1.5 Article I - Definitions. The definition of the term "Revolving Credit Termination Date" is deleted in its entirety, and the following is substituted in place thereof:

                    "Revolving Credit Termination Date" means June 1, 1999, or such earlier date as the Revolving Credit Commitment terminates as provided in this Agreement.

     1.6 Article I - Definitions. The definition of the term "Term Note" is deleted in its entirety, and the following is substituted in place hereof:

                    "Term Note" means the promissory note described in Section
                    3.01 hereof in favor of Lender in substantially the form of Exhibit J hereto, and all extensions, renewals and modifications thereof.

     1.7 Article II. Article II is hereby amended to substitute the following for Section 2.02 in its entirety:

                    Section 2.02. Revolving Credit Note. The obligation of Borrower to repay the Revolving Credit Loan shall be evidenced by the Revolving Credit Note executed by Borrower, payable to the order of Lender, in the principal amount of the Revolving Credit Committed Sum and dated February 14, 1997. The principal of the Revolving Credit Loan shall be due and payable on the Revolving Credit Termination Date. The Revolving Credit Loan shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the maximum rate permitted from day to day by applicable law ("Maximum Rate"), including as to
                    Article 5069-1.04 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling", or (b) the sum of the Bank One Texas Base Rate in effect from day to day plus one-fourth of one percent (1/4%), each such change in the rate of interest charged hereunder to become effective, without notice to Borrower, on the effective date of each change in the Bank One Texas Base Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Revolving Credit Loan to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Texas Base Rate shall not reduce the rate of interest on the Revolving Credit Loan below the Maximum Rate until the aggregate amount of interest accrued on the Revolving Credit Loan equals the aggregate amount of interest which would have accrued on the Revolving Credit Loan if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Revolving Credit Loan shall be due and payable (a) quarterly in arrears, on the 1st day of each successive April, July, October and January commencing on April 1, 1997, until payment in full of the outstanding principal under the Revolving Credit Note and (b) on the Revolving Credit Termination Date. All past due principal and interest shall bear interest at the Maximum Rate.

     1.8 Article III. Article III is hereby amended to substitute the following for Article III in its entirety:

                                   Term Loan
                                   ---------

                    Section 3.01. Commitment for Term Loan. Subject to the terms and conditions of this Agreement, and provided that no Default or Event of Default has occurred and is continuing on the Closing Date, Lender agrees to make the Term Loan to Borrower under the Term Note, in the amount of NINE HUNDRED TWENTY-THREE THOUSAND AND NO/100 DOLLARS ($923,000.00), which amount represents a renewal and extension, of the principal indebtedness evidenced by that certain Promissory Note dated October 1, 1995 in the principal amount of $1,278,000.00 executed by Borrower and payable to the order of Lender.

                    Section 3.02. Term Note. The obligation of Borrower to repay the Term Loan shall be evidenced by the Term Note executed by Borrower, payable to the order of Lender, in the principal amount of the Term Loan and dated February 14, 1997. The principal of the Term Loan, plus accrued and unpaid interest thereon, shall be due and payable in:

                       (a) nine (9) consecutive installments each equal to
                    SEVENTY-ONE THOUSAND AND NO/100 DOLLARS ($71,000.00) of principal, together with all accrued and unpaid interest, the first of such installments being due and payable on or before April 1, 1997 and like installments being due and payable on the first day of each succeeding third calendar month thereafter through and including April 1, 1999; and

                       (b) a final installment due and payable on July 1, 1999
                    in an amount equal to the remaining unpaid principal amount outstanding on the Term Loan, together with all accrued and unpaid interest.

                    The Term Loan shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the sum of the Bank One Texas Base Rate in effect from day to day plus one-half of one percent (1/2%), each such change in the rate of interest charged hereunder to become effective, without notice to Borrower, on the effective date of each change in the Bank One Texas Base Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Texas Base Rate shall not reduce the rate of interest on the Term Loan below the Maximum Rate until the aggregate amount of interest accrued on the Term Loan equals the aggregate amount of interest which would have accrued on the Term Loan if the interest rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate.

     2. Condition Precedent. The obligation of Lender to make any Advances pursuant to Section 2.01 of the Agreement is subject to the condition precedent that the Lender shall have received all of the following, each duly executed and in form and substance satisfactory to Lender:

          (a) Promissory Note dated February 14, 1997 in the principal amount of $25,000,000.00 executed by Borrower to the order of Lender, after execution and delivery being the Revolving Credit Note;

          (b) Promissory Note dated February 14, 1997 in the principal amount of $923,000.00 executed by Borrower to the order of Lender, after execution and delivery being the Term Note;

          (c) Ratifications or amendments of existing Security Documents and/or new Security Documents as may be requested by Lender to continue or establish a Lien in favor or for the benefit of Lender in or against all of Borrower's accounts, accounts receivable, equipment, machinery, fixtures, raw materials, work-in-process, inventory, chattel paper, documents, instruments and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof;

          (d) The Memorandum and Articles of Association of Borrower certified by the relevant governmental authority of the jurisdiction of incorporation, dated reasonably near the date of this Third Amendment;

          (e) Certificates of the appropriate government officials of the jurisdiction of incorporation of Borrower as to its existence and good standing, dated reasonably near the date of this Third Amendment; and

          (f)  A favorable opinion of legal counsel to Borrower.

     3. Representations and Warranties. The representations and warranties made in Article VII of the Credit Agreement by Borrower to Lender are true and correct as of the date of execution of this Third Amendment.

     4. Defined Terms. Words and terms used herein which are defined in the Credit Agreement are used herein as defined in the Credit Agreement, except as specifically modified by the terms of this Third Amendment. Any of the terms used in this Third Amendment which are not defined in the Credit Agreement shall be used therein as herein defined.

     5. Preservation of the Credit Agreement. Except as specifically modified by the terms of this Third Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement shall remain in full force and effect.

     6. Applicable Law. This Third Amendment shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Texas.

     7. Entire Agreement. The Credit Agreement as amended by this Third Amendment and the other Loan Papers contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by the Credit Agreement as amended by this Third Amendment. THIS WRITTEN AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.

                                    BORROWER:

                                    DRIL-QUIP (EUROPE) LIMITED,
                                    a private limited company formed under the Corporation Act of the United Kingdom 1948, as amended



                                    By:___________________________________
                                    Printed Name:________________________
                                    Title:  Director

                     (Signatures continued on next pages)

                                    By:___________________________________
                                    Printed Name:_________________________
                                    Title:  Director


                                    LENDER:

                                    BANK ONE, TEXAS, NATIONAL
                                    ASSOCIATION


                                    By:___________________________________
                                       Charles Kingswell-Smith
                                       Vice President

                                   EXHIBIT I

                                PROMISSORY NOTE
                                ---------------


$25,000,000.00                   Houston, Texas              February ____, 1997


     FOR VALUE RECEIVED, the undersigned, DRIL-QUIP (EUROPE) LIMITED, a private limited company formed under the Companies Act of the United Kingdom 1948, as amended ("Maker"), hereby promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Payee"), at its offices at 910 Travis, Houston, Harris County, Texas, on June 1, 1999, in lawful money of the United States of America, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance hereof, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law as the same exists from day to day during the term hereof ("Maximum Rate"), including, as to
Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" or (b) the sum of the Bank One Base Rate (hereinafter defined) of Payee in effect from day to day plus one-fourth of one percent (1/4%), each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate; provided however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Base Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect.

     Accrued and unpaid interest shall be due and payable quarterly in arrears during the term hereof, on the 1st day of each successive April, July, October and January commencing on April 1, 1997, until payment in full of the outstanding principal hereunder. All principal hereof, together with all accrued and unpaid interest thereon, shall be due and payable on maturity. All past due principal and interest shall bear interest at the Maximum Rate.

     Whenever any payment hereunder shall be stated to be due on a day that is not a day Payee is open for business, such payment may be made on the next succeeding day Payee is open for business and interest shall continue to accrue during such extension.


                                                                  ______________
                                                                  Initialled for
                           (Page 1 of a 4 Page Note)              Identification

     As used herein, the term "Bank One Base Rate" means, at any time the lesser of (i) the rate of interest per annum then most recently established by Payee as its Bank One Base Rate in effect from day to day, with each change in the rate of interest charged as the Bank One Base Rate to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate, such Bank One Base Rate to be computed on the basis of a year composed of 365 days for the actual number of days elapsed (including the first day but excluding the last day) or (ii) the Maximum Rate (as herein defined).

     This note is the Revolving Credit Note provided for and as defined in that certain Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994, that certain Second Amendment to Credit Agreement dated December 3, 1995 and that certain Third Amendment to Credit Agreement dated of even date herewith by and among Maker and Payee (such instruments as the same may be amended or modified from time to time, are hereinafter referred to as the "Agreement").

     Maker may prepay the principal of this note upon the terms and conditions specified in the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     Notwithstanding anything to the contrary contained herein, no provisions of this note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this note or otherwise in connection with this loan transaction the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

     If default be made in the payment of principal or interest under this note and such default shall continue for three (3) Business Days after notice thereof to Maker pursuant to the Agreement, as defined in the Agreement, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this note immediately due and payable without additional notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.


                                                                  ______________
                                                                  Initialled for
                           (Page 2 of a 4 Page Note)              Identification

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     This note is performable in Houston, Harris County, Texas, and Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note, jointly and severally waive the right to be sued hereon elsewhere. This note shall be governed by and construed in accordance with the laws of the state of Texas and the applicable laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment of dishonor, notice of acceleration notice of intent to accelerate, notice of intent to demand, diligence in collecting, and grace, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. Maker acknowledges and understands that under the laws of the State of Texas, unless waived, Maker has the right to notice of Payee's intent to accelerate the indebtedness evidenced by this note, the right to notice of the actual acceleration of the indebtedness evidenced by this note, and the right to presentment of this note by Payee's demand for payment. Maker acknowledges that it understands that it can waive these rights and by Maker's execution of this note it agrees to waive its right to notice of intent to accelerate, its right to notice of acceleration, and its right to presentment or other demand for payment. The holder shall similarly have the right to deal in any way, at any time, without one or more of the foregoing parties without notice to any other party, and to grant any such party and extensions of time for payment of any of said indebtedness, or to release part or all of the collateral securing this note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This note is executed in renewal and extension, but not in novation or discharge, of that certain Promissory Note dated October 1, 1995, in the original principal amount of $20,000,000.00, executed by Maker for the benefit of Payee.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this note or any continuation thereof, all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this note; provided however, any failure by the holder hereof to make endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this note.


                                                                  ______________
                                                                  Initialled for
                           (Page 3 of a 4 Page Note)              Identification

                                       DRIL-QUIP (EUROPE) LIMITED


                                       By:_____________________________________
                                       Printed Name:___________________________
                                       Title: Director


                                       By:_____________________________________
                                       Printed Name:___________________________
                                       Title: Director




                           (Page 4 of a 4 Page Note)

                                   EXHIBIT J

                                PROMISSORY NOTE
                                ---------------


$923,000.00                      Houston, Texas              February ____, 1997


     FOR VALUE RECEIVED, the undersigned, DRIL-QUIP (EUROPE) LIMITED, a private limited company formed under the Companies Act of the United Kingdom 1948, as amended ("Maker"), hereby promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Payee"), at its offices at 910 Travis, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of NINE HUNDRED TWENTY-THREE THOUSAND AND NO/100 DOLLARS ($923,000.00), plus accrued and unpaid interest thereon as hereinafter calculated, as follows:

          (a) nine (9) quarterly installments each in the principal amount of SEVENTY-ONE THOUSAND AND NO/100 DOLLARS ($71,000.00), together with all accrued and unpaid interest, with the first of such installments due and payable on April 1, 1997, and like successive installments of principal plus accrued and unpaid interest due and payable on the lst day of each succeeding July, October, January and April thereafter, through and including April 1, 1999; and

          (b) a tenth (10th) and final installment in the amount of all outstanding principal, plus accrued and unpaid interest due and payable on the maturity of this note, July 1, 1999.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law as the same exists from day to day during the term hereof ("Maximum Rate"), including, as to
Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" or (b) the sum of the Bank One Base Rate (hereinafter defined) of Payee in effect from day to day plus one-half of one percent (1/2%), each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate; provided however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Bank One Base Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate.


                                                                  ______________
                                                                  Initialled for
                           (Page 1 of a 4 Page Note)              Identification

     As used herein, the term "Bank One Base Rate" means, at any time the lesser of (i) the rate of interest per annum then most recently established by Payee as its Bank One Base Rate in effect from day to day, with each change in the rate of interest charged as the Bank One Base Rate to become effective, without notice to Maker, on the effective date of each change in the Bank One Base Rate, such Bank One Base Rate to be computed on the basis of a year composed of 365 days for the actual number of days elapsed (including the first day but excluding the last day) or (ii) the Maximum Rate (as herein defined).

     This note is the Term Note provided for and as defined in that certain Amended and Restated Credit Agreement dated March 30, 1994 as amended by that certain First Amendment to Credit Agreement dated December 20, 1994, that certain Second Amendment to Credit Agreement dated December 13, 1995 and that certain Third Amendment to Credit Agreement dated of even date herewith by and between Maker and Payee (such instrument as the same may be amended or modified from time to time, is hereinafter referred to as the "Agreement").

     Maker may prepay the principal of this note upon the terms and conditions specified in the Agreement.

     Notwithstanding anything to the contrary contained herein, no provisions of this note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this note or otherwise in connection with this loan transaction the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

     If default be made in the payment of principal or interest under this note and such default shall continue for three (3) Business Days after notice thereof to Maker pursuant to the Agreement, as defined in the Agreement or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this note immediately due and payable without additional notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.


                                                                  ______________
                                                                  Initialled for
                           (Page 2 of a 4 Page Note)              Identification

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     This note is performable in Houston, Harris County, Texas, and Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note, jointly and severally waive the right to be sued hereon elsewhere. This note shall be governed by and construed in accordance with the laws of the state of Texas and the applicable laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and grace, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. Maker acknowledges and understands that under the laws of the State of Texas, unless waived, Maker has the right to notice of Payee's intent to accelerate the indebtedness evidenced by this note, the right to notice of the actual acceleration of the indebtedness evidenced by this note, and the right to presentment of this note by Payee's demand for payment. Maker acknowledges that it understands that it can waive these rights and by Maker's execution of this note it agrees to waive its right to notice of intent to accelerate, its right to notice of acceleration, and its right to presentment or other demand for payment. The holder shall similarly have the right to deal in any way, at any time, without one or more of the foregoing parties without notice to any other party, and to grant any such party and extensions of time for payment of any of said indebtedness, or to release part or all of the collateral securing this note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This note is executed in renewal and rearrangement but not in novation or discharge, of that certain Promissory Note dated October 1, 1995 in the original principal amount of $1,278,000.00, executed by Maker for the benefit of Payee.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this note or any continuation thereof, all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this note; provided, however, any failure by the holder hereof to make endorsement shall not limit or otherwise affect the obligations of Maker under the Agreement or this note.


                                                                  ______________
                                                                  Initialled for
                           (Page 3 of a 4 Page Note)              Identification

                                       DRIL-QUIP (EUROPE) LIMITED


                                       By:__________________________________
                                       _______________________, Director




                                       By:__________________________________
                                       _______________________, Director




                    (Page 4 of a 4 Page Note)